THIRD AMENDMENT TO CREDIT AGREEMENT

            THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is executed October 25, 2002, effective (unless otherwise indicated) as of December 19, 2001, by and among NUI CORPORATION, a New Jersey corporation (the "Borrower"); the lenders from time to time parties thereto (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as Agent for the Lenders (in such capacity, with its successors and assigns, the "Agent"); PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, with its successors and assigns, the "Syndication Agent"); and FIRST UNION NATIONAL BANK, as Documentation Agent (in such capacity, with its successors and assigns, the "Documentation Agent").

RECITALS

            A.            The Borrower, the Lenders, the Agent, the Syndication Agent and the Documentation Agent are parties to that certain Credit Agreement dated as of December 19, 2001, as amended through the date hereof (the "Credit Agreement").  Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

            B.            The Borrower has requested certain amendments to the Credit Agreement, all as set forth below.

            C.            The Lenders signing below are willing to consent to such amendments on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.            AMENDMENTS TO CREDIT AGREEMENT.         Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

A.            Fixed Charge Coverage Ratio.  Section 5.3b of the Credit Agreement is amended to read in its entirety as follows:

"5.3b            Fixed Charge Coverage Ratio.  At no time permit, for any period of four consecutive Fiscal Quarters ending on or after December 31, 2001, the ratio of (i) the sum of (A) Consolidated Net Income for such period plus (B) income taxes deducted in determining such Net Income plus (C) Consolidated Fixed Charges for such period plus (D) the one-time non-cash goodwill impairment loss recognized by the Borrower (in the Fiscal Quarter ending December 31, 2001) relating to its Subsidiary, T.I.C. Enterprises, L.L.C. ("TIC"), pursuant to SFAS 142 plus (E) the one-time non-recurring losses recognized by the Borrower on or prior to September 30, 2002 in connection with the discontinuance of TIC's operations pursuant to SFAS 144; to (ii) Consolidated Fixed Charges for such period, to be less than the following:

Four Fiscal Quarters Ending	Minimum Fixed Charge Coverage Ratio
December 31, 2001, March 31, 2002 and June 30, 2002	1.75:1.00
September 30, 2002 and thereafter	1.50:1.00

As used herein, the terms SFAS 142 and SFAS 144 refer to Statement of Financial Accounting Standard No. 142 and Statement of Financial Accounting Standard No. 144, respectively."

B.            Sale and Leaseback.  Effective October [  ], 2002, Section 5.19 of the Credit Agreement is hereby amended to read in its entirety as follows:

"5.19            Sale and Leaseback.  The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person if such arrangement(s), individually or in the aggregate, involve(s) consideration exceeding $50,000,000."

C.            Senior Ratings; Pricing Revisions.

1.            Effective October [  ], 2002,Section 5.10 of the Credit Agreement is deleted and the following substituted therefor:

"5.10            [Intentionally Omitted]."

2.            Effective October [  ], 2002,the definition of "Applicable Euro-Rate Margin" is amended by deleting the table set forth therein and substituting the following:

Senior Unsecured Debt Rating	Applicable Euro-Rate Margin
Level 1 Greater than or equal to A-/A3	52.5
Level 2 BBB+/Baa1	60.0
Level 3 BBB/Baa2	70.0
Level 4 BBB-/Baa3	80.0
Level 5 Rated less than BBB-/Baa3	190.0

            3.            Effective October [  ], 2002,the definition of Facility Fee Rate is amended by deleting the table set forth therein and substituting the following:

Senior Unsecured Debt Rating	Facility Fee Rate
Level 1 Rated greater than or equal to A-/A3	12.5
Level 2 BBB+/Baa1	15.0
Level 3 BBB/Baa2	17.5
Level 4 BBB-/Baa3	20.0
Level 5 Rated less than BBB-/Baa3	35.0

D.            Furnishing Information.  Section 4.2 of the Credit Agreement is hereby amended as follows:

1.            By deleting the words "and consolidating" from clause (C) of subparagraph (i).

2.            By deleting the words "and consolidating" from clauses (C) and (D) of subparagaph (ii).

3.            By deleting the word "Andersen" from subparagraph (ii) thereof and substituting therefor "PricewaterhouseCoopers LLP".

E.            Permitted Indebtedness Clarification.  Section 5.13 of the Credit Agreement is hereby amended by inserting at the beginning of subparagraph (d) thereof the following:

"Indebtedness of NUI Utilities under the NUI Utilities Credit Agreement, as amended, extended or otherwise modified in accordance with its terms, and"

II.            REFERENCES IN LOAN DOCUMENTS; CONFIRMATION.  All references to the "Credit Agreement" in any Loan Documents shall, from and after the date hereof, refer to the Credit Agreement as amended by this Amendment.  All Loan Documents heretofore executed by the Borrower shall remain in full force and effect and, by the execution of this Amendment by the Borrower, such Loan Documents are hereby ratified and affirmed.

III.            REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

            A.            The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower.

            B.            The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.  Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect.  As of the date hereof, after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing.

            C.            Neither the Borrower, nor any of the Guarantors, is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with, or as a condition to, the execution, delivery or performance of this Amendment by such party.

            D.            This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity.

IV.            CONDITIONS.   The willingness of the Agent and the Lenders to amend the Credit Agreement is subject to the satisfaction of the following conditions precedent:

            A.            The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

            1.         On or before the date hereof:

                        (a)  This Amendment;

                        (b)  The Confirmation of Guaranty executed by the Guarantors; and

            (c)  True and complete copies of (i) any required stockholders' and/or directors' consents and (ii) any resolutions required for the due authorization of the execution, delivery and performance by the Borrower of this Amendment, certified by a duly authorized officer of the Borrower.

            2.            Such other supporting documents and certificates as the Agent, any Lender or their counsel may reasonably request within the time period(s) reasonably designated by the Agent, such Lender or their counsel.

            B.            All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel and to the Lenders' counsel.

V.            MISCELLANEOUS.

            A.            As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

            B.            This Amendment shall be governed by, and construed in accordance with, the law of the State of New Jersey.

            C.                    This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next pages are the signature pages.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby,

have caused this Third Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

ATTEST:                        NUI CORPORATION

By: /S/  Carol A. Sliker                                               By: /S/ Charles N. Garber

Name:  Carol A. Sliker                                               Name: Charles N. Garber

Title:    Assistant Secretary                                              Title: Vice President of Finance & Treasurer

FLEET NATIONAL BANK,

in its capacity as the Agent hereunder

By:  /S/  Stephen J. Hoffman

Name:   Stephen J. Hoffman

Title:     Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                        FLEET NATIONAL BANK

]

                        By:  /S/  Stephen J. Hoffman

                        Name:   Stephen J. Hoffman

                        Title:     Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                        PNC BANK, NATIONAL ASSOCIATION

                        By:     /S/  Michael Richards

                        Name:      Michael Richards

                        Title:       Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                                                                        WACHOVIA BANK, National Association

                        (f/k/a FIRST UNION NATIONAL BANK)

                        By:      /S/  Rotcher Watkins

                        Name:       Rotcher Watkins

                        Title:        Managing Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                        BANK OF TOKYO-MITSUBISHI TRUST

                        COMPANY

                        By:     /S/  J. William Rhodes

                        Name:      J. William Rhodes

                        Title:       Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                        CITIZENS BANK

                        By:     /S/   Michael Ovellet

                        Name:       Michel Ovellet

                       Title:        Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                        CIBC INC.

                        By:      /S/  Nora Q. Catiis

                        Name:       Nora Q. Catiis

                        Title:         Authorized Signatory

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Third Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

                        MELLON BANK, N.A.

                        By:      /S/  Roger N. Stanier

                        Name:       Roger N. Stanier

                        Title:         Vice President